SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 27, 2011 (April 22, 2011)

CHINA REDSTONE GROUP, INC.
 (Exact name of registrant as specified in Charter)

Delaware	333-146942	20-8285559
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

239 Jianxin Road, Jiangbei District,
Chongqing, PRC 400000
(Address of Principal Executive Offices)

(86) 023-67755514
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers.

Resignation of Chief Financial Officer

On April 22, 2011, Mr. Michael He resigned as the Chief Financial Officer of China Redstone Group, Inc. (the “Company”) to pursue interests outside of the Company.

The effective date stated in Mr. He’s resignation letter is May 23, 2011 or an earlier date when the CFO backfill is available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA REDSTONE GROUP, INC.

By:	/s/ Michael He
Michael He
Chief Financial Officer

Dated: April 27, 2011